File Number 33-21534
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO ENTERPRISE ACCUMULATION
TRUST PROSPECTUS DATED MAY 1, 2002.


On November 12, 2002, the Board of
Trustees of Enterprise Accumulation
Trust approved four reorganizations
involving (i) the Emerging Countries
Portfolio and International Growth
Portfolio; (ii) the Worldwide Growth
and International Growth Portfolio;
(iii) the Mid-Cap Growth Portfolio
and the Managed Portfolio; and (iv)
the Balanced Portfolio and Growth
Portfolio (each, a "Reorganization"
and together, the "Reorganizations").
The Emerging Countries, Worldwide Growth,
Mid-Cap Growth and Balanced Portfolios
are the "Acquired" Portfolios, and the
International Growth, Managed and Growth
Portfolios are the "Acquiring" Portfolios.
Pursuant to the Reorganizations,
contractholders of the Acquired Portfolios will exchange their shares for an equal aggregate value of newly issued shares of the respective Acquiring Portfolio.
The Reorganizations are subject to a
number of conditions, including receipt
of contractholder approval.  It is
anticipated that a Contractholders'
Meeting will be held in the first
quarter of 2003 to consider the
Reorganizations.  Acquired Portfolio
contractholders will receive information about the Reorganizations in a proxy statement/prospectus relating to the
Contractholders' Meeting.  The Acquired
Portfolios will now close to new investors.

November 12, 2002